CENTURY CAPITAL MANAGEMENT TRUST

                       SUPPLEMENT DATED FEBRUARY 28, 2007
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2007


On July 18, 2005 (the "Closing Date"), Century Small Cap Select Fund (the "Fund") closed to most new investors, except as described below. Existing shareholders of the Fund are permitted to make additional investments if they held shares of the Fund as of the Closing Date.

Investors who did not own shares as of the Closing Date generally will not be allowed to buy shares of the Fund, except that new accounts or positions may be opened by (1) certain tax advantaged accounts (including 401(k) plans, pension plans and other employee benefit plans); (2) clients of financial advisers and consultants that have other clients invested in the Fund as of the Closing Date;
(3) investors who purchase shares of the Fund through an asset allocation program offered by certain broker-dealers who have selected the Fund as part of their discretionary model; and (4) employees of the Fund's adviser and their family members and Trustees of the Fund. Exchanges into the Fund will not be permitted after the Closing Date, unless the exchange is being made into an existing Fund account.

For additional information regarding closing of the Fund to new investors or the exceptions described above, please call 1-800-303-1928. After the Closing Date, investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Please note that some intermediaries may not be able to operationally accommodate additional investments in the Fund after the Closing Date.

The Fund reserves the right to modify this policy at any time and to reopen the Fund to new investors at some future date.



                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.